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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF AUGUST 31, 1999

     Each of the below listed subsidiaries is 100% directly or indirectly owned by Harris Corporation except as otherwise indicated, and all are included in the consolidated financial statements.

                                                                    STATE OR OTHER
                                                                     JURISDICTION
                     NAME OF SUBSIDIARY                            OF INCORPORATION
                     ------------------                            ----------------
Harris S.A. de C.V..........................................            Mexico
Harris Airport Systems Sdn. Bhd.............................           Malaysia
Harris Australia Pty. Ltd...................................          Australia
Harris Broadcast Systems (Nigeria) Limited (40% of voting
  securities owned).........................................           Nigeria
Harris Canada, Inc..........................................            Canada
Harris Communication Argentina SA...........................          Argentina
Harris Communications Honduras, S.A. de C.V.................           Honduras
Harris Communications International, Inc....................           Delaware
Harris Communications Limited Liability Company.............            Russia
Harris Communications Ltd...................................          Hong Kong
Harris Communications (Shenzhen) Ltd........................            China
Harris Communications (India) Private Limited...............            India
Harris Controls Australia Limited...........................          Australia
Harris do Brasil Limitada...................................            Brazil
Harris Foreign Sales Corporation, Inc.......................        Virgin Islands
Harris - Intraplex, Inc.....................................           Delaware
Harris Investments of Delaware, Inc.........................           Delaware
Harris Leasing, L.C.........................................           Florida
Harris Mauritius Limited....................................          Mauritius
Harris Pension Management Limited...........................           England
Harris Publishing Systems Corporation.......................           Delaware
Harris S.A..................................................           Belgium
Harris Semiconductor G.m.b.H................................           Germany
Harris Semiconductor Ltd....................................           England
Harris Semiconductor Design & Sales Pte. Ltd................          Singapore
Harris Telecom GmbH.........................................           Austria
Harris Semiconductor B.V....................................         Netherlands
Harris Semiconductor Patents, Inc...........................           Delaware
Harris Semiconductor Pte. Ltd...............................          Singapore
Harris Solid-State (Malaysia) Sdn. Bhd......................           Malaysia
Harris Systems Limited......................................           England
Harris Systems LLC..........................................           Delaware
Harris Technical Services Corporation.......................           Delaware
Allied Broadcast Equipment Canada, Ltd......................            Canada
American Coastal Insurance Ltd..............................           Bermuda
Anshan Harris Broadcast Equipment Company, Limited (51%)....            China
ARM Harris Communications (India) Pvt. Ltd..................            India
Baseview Products, Inc......................................           Michigan
ECCO Parent Limited.........................................           Ireland
GE Harris Aviation Information Solutions, LLC (49%).........           Delaware
GE Harris Energy Control Systems, LLC (49%).................           Delaware
GE-Harris Railway Electronics, LLC (49%)....................           Delaware
Guangzhou Harris Telecommunications Company Ltd. (51%)......            China
HAL Technologies, Inc.......................................           Delaware
Hebei Far East Communications Co. Ltd. (51%)................            China
ITIS S.A.R.L................................................            France
Manatee Investment Corporation..............................           Delaware
Maritime Communication Services, Inc........................           Delaware
Sextant In-Flight Systems, LLC. (46.5%).....................           Delaware
VFC Capital, Inc............................................           Delaware
Wallaby Network Services, Inc...............................           Delaware
Worldwide Electronics, Inc..................................           Delaware
ZH Telecommunicacoes Ltda...................................            Brazil

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                            DISCONTINUED OPERATIONS

                      LANIER WORLDWIDE, INC. SUBSIDIARIES

                                                                  STATE OR OTHER
                                                                   JURISDICTION
                     NAME OF SUBSIDIARY                          OF INCORPORATION
                     ------------------                          ----------------
American Office Systems, Inc................................      West Virginia
Berkeley s.r.o..............................................      Czech Republic
Equipments de Bureau DMB Ltcc...............................          Canada
Fredal Office Equipment, Inc................................          Quebec
Harris Southwest Properties, Inc............................         Delaware
Lanier (Australia) Pty. Ltd.................................        Australia
Lanier Belgium S.A..........................................         Belgium
Lanier Burosysteme GmbH.....................................         Austria
Lanier Burosysteme GmbH & Co. KG............................         Austria
Lanier Business Products, Inc...............................         Georgia
Lanier Canada, Inc..........................................          Canada
Lanier de Chile, S.A........................................          Chile
Lanier Colombia, S.A........................................         Colombia
Lanier de Costa Rica S.A....................................        Costa Rica
Lanier C.V..................................................       Netherlands
Lanier Danmark A/S..........................................         Denmark
Lanier Deutschland Vervaltung GmbH..........................         Germany
Lanier Deutschland Holding GmbH.............................         Germany
Lanier Dominicana, S.A......................................    Dominican Republic
Lanier de El Salvador, S.A. de C.V..........................       El Salvador
Lanier Espana S.A...........................................          Spain
Lanier Espana Holding S.L...................................          Spain
Lanier Europe A.G...........................................       Switzerland
Lanier Europe, B.V..........................................       Netherlands
Lanier Financial Services, Inc..............................         Georgia
Lanier de Guatemala, S.A....................................        Guatemala
Lanier Hellas AEBE..........................................          Greece
Lanier Holding A.G..........................................       Switzerland
Lanier Holdings, Inc........................................         Delaware
Lanier Holding B.V..........................................       Netherlands
Lanier Holdings Pty. Ltd....................................        Australia
Lanier Hungaria Kft.........................................         Hungary
Lanier International, Inc...................................         Delaware
Lanier Ireland Limited......................................         Ireland
Lanier Italia S.p.A.........................................          Italy
Lanier Leasing, Inc.........................................         Delaware
Lanier Litigation Services, Inc.............................        Minnesota
Lanier Luxembourg S.a.r.l...................................        Luxembourg
Lanier Norge A/S............................................          Norway
Lanier Pacific Pty. Ltd.....................................        Australia
Lanier de Panama, S.A.......................................          Panama
Lanier Professional Services, Inc...........................         Delaware
Lanier Puerto Rico, Inc.....................................       Puerto Rico
Lanier (Schweiz) A.G........................................       Switzerland
Lanier Singapore Pte. Ltd...................................        Singapore
Lanier Suomi Oy.............................................         Finland
Lanier Svenska AB...........................................          Sweden
Lanier United Kingdom Ltd...................................         England
Lanier Worldwide, Inc.......................................         Delaware
Quorum Litigation Services (Phils.), Inc....................       Philippines
Quorum Litigation Service Private Limited...................          India
TAP Technology, Inc.........................................         Delaware
SEMICONDUCTOR SEGMENT
------------------------------------------------------------
Harris Ireland Development Company Limited..................         Ireland
Harris Ireland Ltd..........................................         Ireland
Harris Semiconductor (Suzhou) Co., Ltd......................          China
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